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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 22, 2003

                           NB&T FINANCIAL GROUP, INC.
                           -------------------------

             (Exact name of registrant as specified in its charter)

             OHIO                        0-23134               31-1004998
         ------------                   ---------              ----------
(State or other jurisdiction of   (Commission File No.)  (IRS Employer I.D. No.)
        incorporation)

                   48 N. South Street, Wilmington, Ohio 45177
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (937) 382-1441

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ITEM 9. REGULATION FD DISCLOSURE.

On April 22, 2003, NB&T Financial Group, Inc., issued a press release announcing first quarter results. The press release is included herein as Exhibit 99.1. This information is also deemed to be provided under Item 12. Results of Operations and Financial Condition, in accordance with SEC release No. 33-8216.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          NB&T Financial Group, Inc.

                      By: /s/ Craig F. Fortin
                          -------------------
                          Craig F. Fortin
                          Senior Vice President,
                          Chief Financial Officer

Date: April 22, 2003